UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 6, 2020

THE BRINK’S COMPANY
(Exact name of registrant as specified in its charter)

Virginia	001-09148	54-1317776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1801 Bayberry Court
P. O. Box 18100
Richmond, VA 23226-8100
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (804) 289-9600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BCO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule
405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On April 6, 2020, The Brink’s Company (the “Company”) completed a portion of its previously announced acquisition of the majority of the cash operations of U.K-based G4S plc ("G4S"), pursuant to the Stock Purchase Agreements, dated as of February 26, 2020 (the “Stock Purchase Agreements”), between the Company and G4S.

Pursuant to the terms of the Stock Purchase Agreements, the Company, through one of more of its subsidiaries or affiliates, acquired the following entities for total consideration $357,364,000 with agreed allocation of the aggregate enterprise value as noted: G4S Cash Solutions (Belgium) S.A./N.V. acquired from G4S Secure Solutions S.A./N.V. and G4S Belgium Nominee S.A./N.V. for approximately $36,165,000; G4S Cash Solutions (Ireland) Limited acquired from G4S Cash Solutions Holdings BV for approximately $23,416,000; G4S Cash Solutions (Hong Kong- Holding) Limited acquired from G4S Cash Solutions (2019) Limited for approximately $52,522,000; G4S Cash Management B.V. acquired from G4S Beheer B.V. for approximately $42,188,000; and G4S Cash Solutions B.V. acquired from G4S Beheer B.V. for approximately $203,073,000.

Pursuant to the terms of a Stock Purchase Agreement, dated March 9, 2020, by and between the Company and G4S, the Company also completed the acquisition of G4S International Logistics Group Limited on March 9, 2020 for approximately $69,465,000.

The foregoing description of the Stock Purchase Agreements is qualified in its entirety by reference to the Stock Purchase Agreements, which were filed as Exhibits 2.1 and 2.2 to the Company’s Current Report on Form 8-K filed on March 3, 2020 and the Stock Purchase Agreement, dated March 9, 2020, by and between the Company and G4S, filed as Exhibit 2.1 to this 8-K.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The historical financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Combined Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits

	2.1	Stock Purchase Agreement, dated March 9, 2020, between the Company and G4S*

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Certain schedules attached to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE BRINK’S COMPANY (Registrant)

Date: April 10, 2020	By:	/s/ Ronald J. Domanico
Ronald J. Domanico
Executive Vice President and Chief Financial Officer